SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 5, 2004

Zomax Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-28426	41-1833089
(Commission File Number)	(I.R.S. Employer Identification Number)

5353 Nathan Lane Plymouth, Minnesota 55442
(Address of Principal Executive Offices) (Zip Code)

763-553-9300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

On February 5, 2004, Zomax Incorporated issued press releases announcing (i) the resignation of James Anderson as Chief Executive Officer and appointment of Anthony Angelini as Chief Executive Officer and Rob Rueckl as Chief Financial Officer and (ii) receipt of SEC Wells Notice.  The full text of the press releases relating to these announcements are set forth in Exhibits 99.1 and 99.2 attached hereto and are incorporated in this Report as if fully set forth herein.

Item 7.	Financial Statements and Exhibits.

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Exhibits:

		Exhibit 99.1	Press release relating to 2003 results and resignation/appointment of CEO and appointment of CFO dated February 5, 2004.

		Exhibit 99.2	Press release relating to receipt of Wells notice dated February 5, 2004.

Item 12.	Disclosure of Results of Operations and Financial Condition.

On February 5, 2004, Zomax issued a press release announcing its 2003 year-end financial results.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in Item 12 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1935, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1935, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2004

ZOMAX INCORPORATED

	By	/s/ Anthony Angelini
Anthony Angelini
Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 5, 2004	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

Exhibit 99.1	Press release relating to 2003 results and resignation/appointment of CEO and appointment of CFO dated February 5, 2004.
Exhibit 99.2	Press release relating to receipt of Wells notice dated February 5, 2004.